Vaughan Nelson International Fund	Investor Class (ADVJX) Institutional Class (ADVLX)
Summary Prospectus	February 29, 2024

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at https://www.im.natixis.com/us/mutual-funds/vaughan-nelson-international-fund/ADVLX. You may also obtain this information at no cost by calling 1-888-660-6610 or by sending an e-mail request to vnfunds@vaughannelson.com. The Fund’s Prospectus and SAI, both dated February 29, 2024, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Vaughan Nelson International Fund (the “International Fund” or “Fund”) is to seek long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Investor Class Shares	Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Wire fee	$ 20	$ 20
Overnight check delivery fee	$ 25	$ 25
Retirement account fees (annual maintenance fee)	$ 15	$ 15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%
Distribution (Rule 12b-1) fees	0.25%	None
Shareholder Service fees	0.15%	0.15%
Other expenses	1.02%	1.02%
Total annual fund operating expenses	2.17%	1.92%
Fees waived and/or expenses reimbursed[1],2	(1.03)%	(1.03)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1],2	1.14%	0.89%

1       The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.14% and 0.89% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively. This agreement is in effect until March 1, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full

fiscal    years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

2       Restated to reflect the current management fees and current operating expense limitation agreement with the Fund’s advisor.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$116	$580	$1,070	$2,422
Institutional Class	$91	$503	$941	$2,160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in international equity securities. The Fund considers international equities to be equity securities of companies that are listed, domiciled, or conduct a meaningful amount of business outside of the United States. The Fund’s advisor defines companies conducting a meaningful amount of business outside of the United States as those companies that derive at least 50% of revenues or net profits from, or have at least 50% of assets or production capacities outside of the United States. Typically, the Fund’s portfolio will hold 25 to 60 securities. The Fund may invest in companies with any market capitalization. From time to time, the Fund may have a significant portion of its assets in one or more market sectors.

The Fund’s advisor uses a bottom-up approach, employing both fundamental research and quantitative tools, that seeks to identify companies with attractive valuations. The strategy invests in stocks that it believes are undervalued, relative to their intrinsic value over time. The Fund’s investments in equity securities may include common stocks, preferred stocks, real estate investment trusts (“REITs”) or other trusts, exchange-traded funds (“ETFs”), convertible securities and American, European and Global Depositary Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. The Fund may also invest in ETFs that invest in portfolios of securities designed to track particular market segments or indices and the shares of which are bought and sold on securities exchanges. The Fund invests primarily in equity securities of foreign (non-U.S.) companies located in developed countries but may also invest in emerging markets. The Fund generally will invest in securities of companies located in different countries and regions. From time to time, the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs, EDRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Japan Risk. From time to time, a significant portion of the Fund’s total assets may be invested in the securities of Japanese companies. The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy. Japan may be subject to risks relating to political, economic and labor risks. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese securities markets may be subject to greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity, political instability and various administrative difficulties, such as delays in clearing and settling portfolio transactions.

United Kingdom Risk. From time to time, a significant portion of the Fund’s total assets may be invested in the securities of United Kingdom (“UK”) companies. Investments in UK issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the UK. The UK has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the UK. As a result, the UK economy may be impacted by changes to the economic condition of the United States and other European countries. Additionally, on January 31, 2020, the UK formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The effects of Brexit are also being shaped by the trade agreements that the UK negotiates with other countries. The potential negative effects of Brexit on the UK and EU economies and the broader global economy could include, among others, business and trade disruptions, increased volatility and illiquidity, currency fluctuations, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Fund’s investments.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of October 31, 2023, 27% of the Fund’s assets were invested in the industrials sector. The performance of companies in the industrials sector may be affected by, among other things, supply and demand for their specific product or service and for industrials sector products in general. Moreover, government regulation, world events, exchange rates and economic conditions, technological developments, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

REIT Risk. Investing in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Institutional Class shares and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Effective February 10, 2020, the Fund converted its existing Advisor Class shares to Institutional Class shares and the Advisor Class was then terminated. Institutional Class shares were first offered on December 31, 2013. For periods prior to December 31, 2013, the performance shown in the bar chart reflects the performance of the Fund’s former Advisor Class shares. The returns shown in the bar chart have not been adjusted to reflect any differences in expenses between the former Advisor Class shares and Institutional Class shares; however, the Fund’s Institutional Class shares would have had annual returns substantially similar to those of the Fund’s former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of the former Advisor Class shares. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Prior to March 1, 2024, the Fund was named the Vaughan Nelson International Small Cap Fund and invested primarily in equity securities of small capitalization companies. Updated performance information is available at the Fund’s website, https://www.im.natixis.com/us/vaughan-nelson-funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Effective October 1, 2019, Vaughan Nelson Investment Management, L.P. became investment advisor to the Fund. The performance shown for periods prior to October 1, 2019, is that of the Fund’s previous advisor, Advisory Research, Inc.

Calendar Year Total Return (before taxes) for Institutional Class Shares

For each calendar year at NAV

Institutional Class
Highest Calendar Quarter Return at NAV	18.26%	Quarter Ended 06/30/2020
Lowest Calendar Quarter Return at NAV	(25.31)%	Quarter Ended 03/31/2020
Average Annual Total Returns (for periods ended December 31, 2023)	One Year	Five Years	Ten Years
Institutional Class Shares – Return Before Taxes	2.75%	4.07%	3.16%
Institutional Class Shares – Return After Taxes on Distributions*	2.49%	3.88%	2.65%
Institutional Class Shares – Return After Taxes on Distributions and Sale of Fund Shares*	2.02%	3.30%	2.55%
Investor Class Shares – Return Before Taxes**	2.53%	3.80%	2.90%
MSCI All-Country World Index ex-USA (reflects no deduction for fees, expenses or taxes)†	15.62%	7.08%	3.83%
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes)	13.16%	6.58%	4.80%

*        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

**      Effective February 10, 2020, the Fund converted its existing Advisor Class shares to Institutional Class shares and the Advisor Class was then terminated. The Advisor Class shares (which were previously designated as Investor Class shares) were first offered on March 31, 2010. Institutional Class shares (which were previously designated as Class I shares) were first offered on December 31, 2013. The performance figures for Institutional Class shares include the performance for the Advisor Class shares for the period prior to December 31, 2013. Investor Class shares were first offered on December 2, 2019. The performance figures for Investor Class shares include the performance for the Institutional Class shares for the period prior to December 2, 2019, adjusted for Investor Class shares’ expenses, which are higher than the expenses of Institutional Class shares.

†       The Fund’s primary benchmark is MSCI All-Country World Index ex-USA as of March 1, 2024. In conjunction with the proposed expansion of the investment universes for the fund, the benchmark of the fund was changed to better align with industry standards to provide more accurate and relevant performance evaluation.

Investment Advisor

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson” or the “Advisor”)

Portfolio Managers

Adam C. Rich, Kevin A. Ross and Marco Priani are the portfolio managers who have primary responsibility for the day-to-day management of the indicated Fund’s portfolio since the dates stated below.

Portfolio Managers	Portfolio Manager of the Fund Since:
Adam C. Rich	2024
Kevin A. Ross	2017
Marco Priani	2018*

*        Marco Priani previously served as Portfolio Manager of the Fund from inception in March 2010 through July 2017.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

	Investor Class		Institutional Class
Minimum Investments	To Open Your Account	To Add to Your Account	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$50	$100,000	$50
Direct Retirement Accounts	$1,000	$50	$100,000	$50
Automatic Investment Plan	$1,000	$50	$ 5,000	$50
Gift Account For Minors	$2,500	$50	$100,000	$50

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.